EXHIBIT 99.1

Forward Looking Statements In the presentation that follows and in related comments by GMAC LLC ("GMAC") management, our use of the words "expect", "anticipate", "estimate", "forecast", "objective", "plan", "could", "should", "would", "may", "goal", "project", "outlook", "priorities", "targets", "intend", "evaluate", "pursue", "seek" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GMAC's most recent report on SEC Form 10-K, which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors; changes in economic conditions, currency exchange rates, significant terrorist attacks or political instability in the major markets where we operate; recent developments in the residential mortgage market, especially in the nonprime sector; changes in the laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect the production, licensing, distribution or sale of our products, the cost thereof or applicable tax rates; and the outbreak or escalation of hostilities between the United States and any foreign power or territory and changes in international political conditions may continue to affect both the United States and the global economy and may increase other risks. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update or revise any forward-looking statements unless required by law. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products.

Cerberus led Investor Consortium New GMAC Ownership 51% Equity 49% Equity

Shareholder Interests Bondholder Interests Symmetry Of Shareholder/Bondholder Interest

VALUE PLAY Increase the return on capital to equity holders by further strengthening GMAC's credit profile and reducing funding costs Symmetry Of Shareholder / Bondholder Interest

Symmetry Of Shareholder / Bondholder Interest Priority Equity Holder Initiatives Bolster Capital Base Enhance Liquidity Strengthen Credit Measures Aligned Interests Provides Significant Protection to Unsecured Bondholders Drives Equity Holder Returns Reduce Borrowing Costs Expand Net Margins Increase Net Income VALUE PLAY

GMAC 5-Year CDS Original Excel Chart below 0% 1% 2% 3% 4% 5% 6% 7% 8% Jul- 04 Jan- 05 Jul- 05 Jan- 06 Jul- 06 Jan- 07 BBB- Composite GMAC GM Announces intention to sell GMAC Signing of GMAC deal

Risk Mitigation Efforts GM credit risk reduction Prudent balance sheet and capital management Enhanced liquidity and funding flexibility

Significant reduction in credit exposure to GM Certain unsecured credit exposure to GM U.S. entities capped contractually at $1.5 billion Secured Exposure to GM Unsecured Exposure to GM ($ billions) ($ billions) * Represents $4B undrawn GM credit line that expired on Sept. 30, 2006 $4.1 $2.1 9/30/2005 12/31/2006 $6.2 - $10.2* $1.0 $6.2 9/30/2005 12/31/2006 GM Exposure

Contain / reduce level of managed assets retained on the balance sheet Large scale origination volume will be maintained "Originate / Sell" business model will be advanced Anticipated run off of $20 billion in nonprime mortgage asset portfolio Balance Sheet & Capital Management - 2007 Strengthen GMAC equity base Limit incremental capital and funding requirements Retain majority of current year earnings

Liquidity, Liquidity & Liquidity Exceptional liquidity position offers significant flexibility Facilitates asset growth Provides cushion against "shocks" which might impair market access * Includes $15 billion cash and cash equivalents and $3 billion invested in marketable securities ($ billions) 2006 YE Cash and Marketable Securities* $18 Unused Bank Facilities 32 Total Available Liquidity $167 Global Liquidity Unused Conduit Capacity 72 Unused Whole Loan Facility 46 * Total does not sum to $167 billion due to rounding

ResCap Liquidity - Strategic Advantage In the wake of a highly challenging mortgage market, LIQUIDITY will be a critical success factor ResCap's year-end 2006 cash position of $2.0 billion and equity base of $7.6 billion provides competitive advantage Enables company to: Comfortably meet all debt obligations Retain certain assets during periods of severe market illiquidity Avoid selling assets at distressed levels Take advantage of market dislocation by acquiring certain assets opportunistically

Growth Initiatives Augment profitability of existing GM-related business Diversify auto finance and insurance operations beyond the GM dealer network Increase share of U.S. mortgage market over the long term Capitalize on opportunities arising from sharp market downturn Continue profitable expansion overseas Capitalize on unique international footprint - 40 countries Extensive experience operating in international markets Export superior "financing" technology to lesser developed capital markets abroad

Summary GMAC enters 2007 as a fundamentally stronger company with an improved credit profile Better positioned to withstand near term challenges Greater flexibility to pursue long term growth opportunities Value Play for equity holders and bondholders Reduce borrowing costs Improve net margins Increase earnings and ROE Reduce risk Strengthen capital base Improve credit rating

Business Update

GMAC Net Income

2006 Assessment Achieved solid overall results despite very difficult environment Higher interest rates Flattening yield curve Sharp downturn in U.S. mortgage market Demonstrates the diversity of GMAC's earnings base Ability to withstand near-term challenges

Moving (Securitization / Sales) Storage (HFI / Servicing) Lending (Lending Receivables) International Negative nonprime valuations ResCap - 2006 Key Metrics Increase in loan loss provisions on nonprime Nonprime credit issues in warehouse lending Increased origination volumes

Cyclical downturn in the nonprime mortgage business occurred very rapidly following one of the industry's strongest historical periods of performance from 2001 to 2005 ResCap - Changing Market Conditions Change in Median Home Price Source: U.S Census Bureau, National Association of Realtors, as of December 2006 -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Y/Y % Change Existing New

$0 $100 $200 $300 $400 $500 $600 $700 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 $ billions 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% B&C Mkt $ RCG B&C Share % ResCap - Changing Market Conditions U.S. Nonprime Market Share Source: Inside Mortgage News ResCap leaned away from the nonprime market in 2006, but still held substantial exposure when dislocation occurred in Q4

ResCap - Outlook Losses are confined to areas with nonprime exposure Implementing plan to return U.S. business to profitability Reduced nonprime origination Structural expense reduction via platform integration Long-term fundamental earnings potential remains solid Diverse franchise Top 10 market share in originations and servicing Business Capital and International generating strong performances Strong capital and liquidity Franchise has the strength and stability to operate through mortgage market cycles

Strong lease and retail originations Originations Credit Losses Lease Residuals Margins Auto Finance - 2006 Key Metrics While delinquencies trended higher, losses remained at historically low levels U.S. residuals down slightly, reflecting weaker used car prices NAO margins improved in Q4, IO still under pressure

2006 originations increased slightly from 2005 levels ($ billions) Total Units 3,423 3,082 3,083 2,622 2,575 (in 000s) Auto Finance - Consumer Originations $61 $57 $59 $51 $55 $10 $10 $8 $7 $6 2002 2003 2004 2005 2006 New Used

Overall trends remain stable 2006 performance was down slightly reflecting weaker used car prices Sales Proceeds On Scheduled U.S. Lease Terminations Lease 738 611 414 283 272 terminations (Units 000s) ($ per vehicle) $12,646 $12,549 $13,277 $13,949 $13,848 2002 2003 2004 2005 2006 Note: Figures represent GMAC serviced portfolio

Delinquencies trended higher in 2006, reflecting a somewhat weaker consumer credit environment Losses remain at historically low levels Annualized Credit Losses As A % Of Average Managed Retail Contracts Delinquencies As A % Of Serviced Retail Assets 30 Days Or More Past Due Auto Finance - Consumer Credit Quality 2006 2005 2.16% 2.06% 2.34% 2.40% 2.21% 2.27% 2.47% 2.41% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2005 2006 0.95% 0.91% 1.09% 0.96% 1.03% 0.83% 0.95% 1.05% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Written Revenue* Underwriting Results Combined Ratio Investment Income Flat despite decline in GM retail volume and soft market in U.S. personal lines * Includes Written Premium Insurance - 2006 Key Metrics Strong underwriting results driven by higher earned premiums and lower loss experience Improved combined ratio of 92.3% in 2006 vs. 93.9% in 2005 Rebalanced investment portfolio to reduce capital requirements

Insurance - Investment Portfolio Rebalanced portfolio in Q4 2006, reducing equity exposure from over 30% to under 10% ($ billions) $3.9 $4.5 $5.1 $5.3 $7.0 $0.6 $2.4 $2.2 $1.7 $1.2 2002 2003 2004 2005 2006 Fixed Income Equities

Core Earnings = Underwriting income + investment income (net of tax) Portfolio was rebalanced in Q4 2006 resulting in significant capital gains Combined Ratio = Sum of all reported losses and expenses (excluding interest and income tax expense) divided by the total of premiums and service revenues earned and other income Favorable underlying core earnings trend continues Insurance - Consolidated Earnings ($ millions) 2006 2005 2006 2005 Core Earnings 1 $170 $99 $499 $361 Capital Gains 2 569 38 652 72 Interest Expense (4) (4) (24) (16) Net Income $735 $133 $1,127 $417 Combined Ratio 3 92.5% 92.8% 92.3% 93.9% Fourth Quarter Full Year

Cerberus led Investor Consortium The Transaction 51% Equity 49% Equity

New GMAC With the closing of the GMAC sale transaction, GMAC has emerged as an independent company with an improved credit profile New ownership Independent governance Strengthened capital position New and expanded funding facilities Formalized long-term operating agreements with GM More diversified business strategies GMAC Strategic Focus Transform GMAC from a captive operation into an independent globally-diversified financial services company

Leadership positions across all major sectors #1 auto finance Top ten player in mortgage #1 auto extended warranty #1 dealer inventory insurance Tremendous asset origination capability World-class servicing Well managed risk profile Global franchise spanning roughly 40 countries GMAC Business Strengths Competitive cost of funds Additional GMAC balance sheet capacity Improved credit rating Strengthened capital base Committed term funding facility Cerberus operational expertise Benefits Brought by Transaction Create Premier Global Financial Services Company Strategic Vision

Implement changes to U.S. mortgage operations to address deteriorating nonprime market environment Position business to grow again as industry consolidates Diversify operations beyond GM-related businesses Leverage existing dealer relationship to expand presence beyond GM dealer network Continue profitable expansion overseas Capitalize on uniquely broad footprint and extensive experience in international markets Strategic Priorities

Grow GMAC fee-based businesses (e.g., SmartAuction, fee for servicing, etc.) Generates cashflow with virtually no strain on capital position Capitalize on cross-sell opportunities across GMAC's 18 million customers Sell more products per customer Reduce asset acquisition cost Attack cost side of the business by aligning resources more efficiently across multiple operations and regions Maintain asset quality Further strengthen credit measures and historically strong credit culture across all major businesses Strategic Priorities (Continued...)

2007 Outlook Pressures at ResCap will constrain GMAC results in the near term Expect continued pressure from housing prices and nonprime mortgage market Highest priority is implementing changes at ResCap Sharply reduce nonprime mortgage origination volume Expand loan remediation activities Right-size structural cost base Maximize earnings from other ResCap businesses

2007 Outlook (Continued...) Global Auto Finance is well positioned to generate attractive returns Solid foundation for growth Cost of funds should improve over time Revenue diversification Insurance is expected to deliver another robust year Positive underwriting results Solid investment returns GMAC's long term prospects remain favorable ResCap's fundamental earnings potential remains solid Auto Finance and Insurance operations should mitigate pressure at ResCap in near term and provide base for growth in long term

Summary 2006 Record performance at Insurance and strong operating results in Auto Finance helped offset weakness in U.S. mortgage sector 2007 Expect solid performance at Insurance and Auto Finance Anticipate near term profitability constraints at ResCap due to market pressures Maintaining strong liquidity positions at GMAC and ResCap offers extensive financial flexibility GMAC enters 2007 as a fundamentally stronger company with improved credit profile Better positioned to withstand near term challenges Greater flexibility to pursue long term growth possibilities

Overview 2006 Performance Near-term Earnings Drivers Funding Update Credit Profile Risk Management Update 2007 Outlook Conclusion

2006 Performance

2006 Performance Highlights On Nov. 30th, successfully completed sale of 51% of GMAC Established independent credit rating Q4 2006 net income of $1.0 billion and $2.1 billion for full- year 2006 Compares to Q4 2005 net income of $0.1 billion and full year $2.3 billion U.S. residential mortgage market is in the midst of a radical slow down Slowing home price appreciation and nonprime credit weakness having significant negative impact Steady operating performance at auto finance in 2006 Results were stable year-over-year despite one time debt buy back costs Insurance reported record earnings in 2006 with robust underwriting results Successfully rebalanced investment portfolio towards higher fixed income and lower equity weightings

Earnings* Includes gross impact of sale of equity interest in a regional homebuilder of about $259 million, net of tax Includes $568 million capital gains in Q4 due to rebalancing the investment portfolio Includes lower income from our former Commercial Mortgage unit, attributable to 21% ownership following the sale on March 23, 2006 vs.100% ownership in 2005 and deterioration in Commercial Finance primarily related to credit ($ millions) Operating Earnings Walk 2005 vs. 2006 * Operating earnings reconciled to GAAP net income on next slide 1 2 3 $2,029 $2,721 $710 ($474) ($89) ($839) 2005 Operating Earnings* Auto Finance ResCap Insurance Other 2006 Operating

Includes gross impact of sale of equity interest in a regional homebuilder of about $259 million, net of tax Includes $568 million capital gains in Q4 due to rebalancing the investment portfolio Includes lower income from our former Commercial Mortgage unit, attributable to 21% ownership following the sale on March 23, 2006 vs.100% ownership in 2005 and deterioration in Commercial Finance primarily related to credit Full Year Net Income ($ millions) 2006 2005 Change Global Automotive Finance $791 $880 ($89) ResCap 1 182 1,021 (839) Insurance 2 1,127 417 710 Other 3 (71) 403 (474) Operating Earnings $2,029 $2,721 ($692) LLC conversion 791 - 791 Goodwill impairment (695) (439) (256) Net Income $2,125 $2,282 ($157)

Select Balance Sheet Data Includes cash invested in a portfolio of highly liquid marketable securities of $2.8 billion and $4.2 billion at December 31, 2006 and December 31, 2005, respectively On balance sheet, net of allowance for credit losses On balance sheet, net of accumulated depreciation Represents both secured and unsecured on-balance sheet debt such as commercial paper, medium-term notes and long- term debt ($ in billions) Y-E 2006 Y-E 2005 Cash balances (1) $18 $20 Finance receivables, net (2) $171 $182 Loans held for sale $28 $22 Investments in operating leases, net (3) $24 $31 Total managed assets $374 $368 Total serviced assets $669 $623 Total debt (4) $237 $255

Near-Term Earnings Drivers

Other Corporate GMAC Financial Services North American Auto Finance International Auto Finance MIC Personal Lines Commercial Finance Group Capmark* * 21% ownership of entity formerly know as GMAC Commercial Holdings GMAC Organization Structure Automotive Finance Insurance ResCap Other

With the growth in our mortgage and insurance operations, our auto finance earnings now represent less than half of GMAC's net income Very different than a few years ago when GMAC was predominantly an auto finance company Auto Finance ResCap 2005 $2.7B1 2006 $2.0B1,2 Insurance 2002 $2.2B1 1 Operating earnings figures include "Other" business segment. However, the graphical representations exclude "Other" business segment 2 Includes insurance investment portfolio rebalancing gains of $568 million in 2006. Operating Earnings Mix - Business Diversification

Gross Revenue - Business Diversification Notably strong growth in diversified revenues with about 50% of revenue being contributed by our mortgage and insurance operations Gross revenue reflects gross financing revenue plus insurance premiums and service revenue plus mortgage banking income plus investment income and other income. Gross revenue is not net of interest and discount expense and provision for credit losses 2005 $33.3B 2006 $35.7B 2002 $24.7B Auto Finance ResCap Insurance Other

2007-2008 Earnings Drivers Earnings drivers - 2007-2008 Funding cost reduction Strengthen the capital base Improve the credit ratings Reduce borrowing costs Expand net margins Operating expense reduction Align global resources more efficiently Eliminate redundant cost structures Earnings drivers - mid-2008 and beyond Top line growth Continued funding cost and structural cost efficiency

Funding Cost Reductions Capital base is being strengthened Issued $2.1 billion preferred equity at closing Essentially retaining all "after-tax" earnings in 2007-2008 Credit profile has improved - expect ratings will also improve in time Demonstrate financial and operating performance Continue reducing exposure to GM (e.g., recent $1 billion wholesale securitization and $6 billion bridge facility removed GM Chapter 11 risk) Borrowing costs expected to decline Actively manage liability profile Further diversify unsecured funding across markets and currencies Continue to expand securitization programs on a global basis Expand GMAC Bank funding

Operating Expense Reductions Lean operations Examples Combine similar platforms Integrating ResCap conforming and non-conforming platforms Integrating Semperian and Nuvell auto servicing platforms One general ledger system on a global basis Reduce HQ overlap across business units Common systems and processes across platforms to leverage global scale Examples Information and technology Simplify infrastructure Consolidate shared service applications Procurement Manage at global level; economies of scale Support functions Streamline support functions across different business units

Compound Annual Growth Rate ResCap figures represent IBG only 2006 figures exclude goodwill impairment charges International Earnings Growth International has been and will remain important source of earnings growth / diversification GMAC very competitively positioned Uniquely broad global footprint Highly experienced in international markets Able to export risk management, financing and securitization technology abroad First-mover advantage Extremely well positioned to exploit China and other developing market opportunities (International earnings shown above is earnings outside U.S. and Canada) ($ millions) 2002 2006 CAGR 1 Auto Finance $207 $308 10% ResCap 13 170 90% Insurance 15 69 46% Other 3 (7) (2) NM Total $228 $545 24% 2

Fee Generating Businesses Growing fee generating operations Generates significant cashflow Limited strain on capital position Auto Finance SmartAuction Fee Income $ millions $ millions ResCap Fee for Service Income 2002 2003 2004 2005 2006 2007 31 33 58 64 76 2003 2004 2005 2006 2007 27 35 65 112 $76

Funding Update

Maintain appropriate liquidity cushion Significant cash balances and committed liquidity facilities Extensive auto loan assets that can be monetized quickly ("dry powder") Laddering of debt with moderate near-term maturities Reduce all-in cost of borrowings Active liability management to reduce cost of high-coupon debt Continue to diversify unsecured funding across markets and currencies Further expand securitization programs Expand GMAC Bank funding Project level of funding in 2007 to be consistent with 2005-2006 Strategic Priorities - Funding

($ Billions) Global Liquidity Exceptional liquidity position offers significant flexibility in operating the business in a cost effective manner Facilitates asset growth Allows for additional liability management actions Provides cushion against market or GM-related shocks * Includes $15 billion cash and cash equivalents and $3 billion invested in marketable securities Total does not sum to $167 billion due to rounding. 2006 YE Cash and Marketable Securities* $18 Unused Bank Facilities 32 Unused Conduit Capacity 72 Unused Whole Loan Facilities 46 Total Available Liquidity $167

Global Debt Maturities Staggered maturity profile minimizes refinancing risks Significant debt outstanding beyond 5 years provides flexibility Scheduled Maturity Of Long-Term Debt At 12/31/2006 2006 2007 2008 2009 2010 2011 2012 and thereafter Secured 13.6 12.4 16.7 6.4 2.1 1.6 55.2 Unsecured 28.1 22.8 16.6 11.1 7.9 13.3 27.9 Unsecured Secured $13.6 $12.4 6.4$ $2.1 $1.6 $55.2 $28.1 $22.8 $16.6 $11.1 $7.9 $13.3 $27.9 $16.7 2006 2007 2008 2009 2010 2011 2012 and thereafter $83.1 $35.2 $33.3 $17.5 $10.0 $14.9 $41.7 ($ billions)

Excess Cash Goal is to reduce excess cash levels modestly over time However, will not compromise downturn planning ($ billions) To provide liquidity, GMAC has operated with large excess cash balances over the past several years Negative carry has significantly reduced operating performance

Calls / Tenders From time to time, GMAC redeems debt before maturity Such redemptions consist of calls, tender offers and open market repurchases Objective of the calls / tenders is to Manage cash portfolio (short dated debt) Reduce funding costs (longer dated debt) Adjust overall liability profile (short and longer dated debt) Recent examples from 2006 Completed a $1 billion tender offer for certain high cost deferred interest bonds Represented some of GMAC's most expensive debt Called $855 million of SmartNotes Will continue to manage our liability profile as appropriate Called $620 million of debt to date in 2007

Retail Funding Since 1985, GMAC has aggressively sought to tap retail investor demand through a variety of products Total Y-E 2006 outstanding of about $40 billion Current offerings include ($6 billion*) Variable Denomination and Variable Rate Online Banking Money Markey Savings Account Certificates of Deposit ($10 billion*) Fixed, Floating, and Step Rate Medium Term Notes ($20 billion*) $25 Par Bonds ($3 billion*) * As of 12/31/2006 Long term with par call option

Institutional Unsecured Funding GMAC has long been a frequent issuer of unsecured debt globally After a period of minimal activity during 2005 / 2006 due to market volatility, GMAC re-entered the bond market in December 2006 $1 billion 5 year transaction was heavily oversubscribed Mixed ratings drove participation from high yield and high grade investors 2007 funding is likely to include some additional unsecured financing Continue to diversify funding across markets, currencies and investor bases Will be responsive to investor demand and market environment

Expanding Auto ABS GMAC continues to expand its auto securitization capabilities Geographic reach to top international countries U.S. Canada Australia Germany Mexico Netherlands U.K. New Zealand Ecuador Argentina Italy Securitization sale of all major auto asset classes Prime and nonprime retail Retail whole loans Dealer floorplan and dealer loans Operating / full-service lease Diversification of structures permits issuing to investor demand Money markets and term markets Public and private markets Fixed and floating Revolving and amortizing

Whole Loan Sales As an alternative to ABS, GMAC has worked hard to develop and expand the Whole Loan market for auto-related assets Eliminate capital burden and maintain both origination and servicing income Over $40 billion sold since inception of strategy Auto Whole Loan Sales / Full Securitization Transactions* Multiple Outlets Drives Enhanced Liquidity and Execution Levels One-off negotiated Forward flow commitments Full securitizations * Retail auto assets sold ($ billions) Auction Multi-seller full securitization Syndicated

Wholesale Securitization Update GMAC has been an active issuer of wholesale securitizations since 1994 Through 2006, U.S. transactions included an amortization trigger in the event of a GM Chapter 11 bankruptcy filing New $1 billion wholesale securitization structure launched last month Structure does not include GM Chapter 11 bankruptcy trigger Future wholesale transactions will also exclude the Chapter 11 trigger Recently completed $6 billion bridge funding facility to provide added liquidity protection for older wholesale securitizations Would help manage early amortization in the unlikely event of GM Chapter 11 filing This facility along with the $10 billion secured facility executed last August as part of the sale addressed the liquidity risk associated with GM Chapter 11 Key rating agency concern now mostly mitigated

Asset Backed Securities Institutional Unsecured Whole Loan Sales Retail U.S. Auto Term Funding Mix 2001 $65B 2005 $41B 2006 $32B 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.14 0.21 0 0.65 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.25 0 0.1 0.63 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.47 0.03 0.06 0.44 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Balanced and diverse source of funding in recent years Unsecured likely to go up going forward

Funding Summary Continuous focus on exceptional liquidity and reducing cost Delicate balance will be maintained Core issuance philosophy of diversification helps manage both objectives Secured and unsecured, whole loans and deposits Private and public Retail and institutional Tenors from overnight to 40 years Full range of risk transfer May sell only AAAs or all the way to residuals All major currencies and markets GBP, CAD, EUR, USD, JPY and more Will continue to balance prudent liquidity management with reductions in costs of borrowing

Credit Profile

GMAC Credit Profile Strengthened Credit Profile New $2.1 billion (face) layer of preferred equity injected $1 billion GM equity contribution in March 2007 Essentially all 2007-2008 "after-tax earnings" to be retained by GMAC All 2009-2011 after-tax profit distributions to Cerberus to be re-invested in GMAC as preferred equity Certain unsecured exposure to GM in the U.S. capped at $1.5 billion Eliminated potential risks related to GM pension liability Substantial committed funding facilities $10 billion Citibank secured facility in place New $6 billion wholesale bridge facility Improved access to unsecured funding at lower cost of borrowing

GMAC 5-year Unsecured Bond Spreads GMAC bond spreads have narrowed to the lowest level since early-2004 Market acknowledges credit de-linkage with GM Nonetheless, GMAC 5-Year spreads still 90 bps above those of the BBB- composite 0% 2% 4% 6% 8% 10% 12% 14% Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 BBB- Composite GMAC GM Five-Year CDS Spreads 265bp 90bp

GM Exposure Significant reduction in credit exposure to GM Recent success in eliminating indirect exposure to wholesale business due to Chapter 11 trigger Exposure monitored frequently New governance mandates that any new credit exposure over $5 million with affiliated parties (includes both GM and Cerberus) requires GMAC Board approval Secured Exposure to GM Unsecured Exposure to GM ($ billions) ($ billions) * Represents $4B undrawn GM credit line that expired on Sept. 30, 2006 $6.2 - $10.2* $4.1 $2.1 9/30/2005 12/31/2006 $1.0 $6.2 9/30/2005 12/31/2006

Risk Management Update

Risk Management GMAC approaches risk management at both the corporate level and within each business unit A corporate wide Enterprise Risk Management Committee oversees market, credit and operational risk Each business entity has additional committees and personnel with oversight of matters such as asset liability mix, underwriting, etc. Financial and disclosure controls coordinated across all GMAC businesses by the Corporate Controller function Overall track record is strong Weaknesses are identified and fixed Continuous monitoring across the company Recent FAS133 related restatement resulted in a SOX 404 material weakness in 2006 No cash or economic impact In addition, our operations are subject to regulation in a number of markets around the world Internal control over financial reporting subject to annual assessment by management and annual audit by external auditors

Enterprise Risk Management Responsibilities Reviews all significant risk exposures and issues to provide a comprehensive view of risks to GMAC management Oversee enterprise wide risk policies and standards Establishes policies and minimum risk standards Provides enterprise-wide risk identification, monitoring and reporting Analyzes gaps and assess potential impact Works in conjunction with business units to close gaps Monitors ongoing initiatives and top risks across the enterprise Reviews performance against targets / limits Provides continuous feedback to business unit leadership and GMAC senior management

Regulators Oversight Of GMAC GMAC is subject to regulatory oversight primarily as a result of its ownership of a U.S. based bank Oversight from FDIC and Utah Department of Financial Institutions Supervision of banks includes examination and oversight of banks' owners, including indirect owners, so GMAC is subject to regulatory review Examiners scrutinize the banks, GMAC, and its shareholders for compliance with affiliate transactions rules and various "safety and soundness" requirements In addition, many of GMAC's business units are subject to regulation Certain of our foreign subsidiaries operate in local markets as either banks or regulated finance companies Insurance operations are regulated in most markets Most of our other operations are subject to licensing regulations in the markets where they operate

2007 Outlook

2007 Outlook Continuing pressures at ResCap likely to constrain GMAC's overall near-term results Highest priority is implementing changes at ResCap to address rapidly changing mortgage market Global Auto Finance is well positioned to generate attractive returns Insurance is expected to deliver another robust year GMAC's long term prospects remain favorable ResCap's fundamental earnings potential remains solid Auto Finance and Insurance should mitigate pressure at ResCap in near term and provide base for growth in long term

Conclusion

Summary In 2006 record performance at Insurance and strong operating results in Auto Finance helped offset weakness in U.S. mortgage sector GMAC enters 2007 as a fundamentally stronger company with improved credit profile despite subprime housing pressures GMAC also enjoys exceptional liquidity sources Strong capital and cash position Our strong liquidity and our business diversification form the basis for an exceptionally healthy operation over the long term